

Education Realty Trust, Inc. – Investor Presentation

February 2010









Leader in Collegiate Student Housing

- High Quality Owned Portfolio
  - 40 wholly-owned properties: 7,537 units / 25,454 beds
    - Average distance from campus: less than 2 miles
  - 4 joint ventures [1]: 655 units / 2,195 beds
- Excellent Long Term Relationships Should Lead To Opportunities
  - Solid industry reputation
  - Extensive industry network
  - Over 40 years in student housing industry
  - Few competitors can match size and national footprint
- Excellent Demographic Trends
  - Enrollment expected to increase 1.5% annually through 2016
- External Growth Opportunities
  - ONE Plan On Campus Development For Own Account
  - Potential for Acquisitions
- Internal Growth Opportunities
  - Improve Performance of Current Portfolio
  - Reinvigorate Capital Recycling Program



University Towers, NC State Univ.



The Reserve at Star Pass, Univ. of Arizona



NorthPointe, University of Arizona

(1) All joint venture properties are also managed by the Company.
(2) Includes joint venture properties.

Leader in Collegiate Student Housing

- Solid Capital Structure/Meaningful Capacity for Growth
  - *Debt/gross assets* *43%*
  - *Interest coverage* *2.0X*
  - *Debt financing covered through 2011*
  - *Acquisition capacity* *>$100 million*

- Profitable Third-Party Fee Businesses
  - *Proven third-party development business*
    - Awarded over $1.3 billion of new on-campus development work since 2000
    - Over $425 million in developments currently under contract or recently awarded
  - *Stable third-party management business* (2)
    - Multi-year contracts (typically 5-10 years)
    - Supports strategic relationships with universities
    - 24 managed properties / 12,373 beds



Campus Creek, University of Mississippi



The Commons, University of Tennessee



Campus Lodge, University of Florida

(1) All joint venture properties are also managed by the Company.
(2) Includes joint venture properties.

High Quality Owned Portfolio

Amenity Rich Assets with Geographic and University Diversification



University Village, UNC Greensboro

- Modern purpose-built mid-rise and garden-style apartment complexes
- Close proximity to campus (Less than 2 miles)
- Fully furnished units
- Individual bedrooms and private baths
- State-of-the-art technology packages
- Resort-style amenities – swimming pools, fitness and social centers, computer centers, game rooms, washers and dryers
- Parental guarantees for rent and damages



University Village, UNC Greensboro



The Reserve at Saluki Pointe, Southern Illinois Univ.



College Station, Purdue University



University Village Towers, University of California, Riverside



The Reserve at Frankford, Texas Tech University

High Quality Owned Portfolio

Market Leadership with Scale in the Student Housing Business

- EDR is focused on key student housing markets. The strongest enrollment growth is expected in the Southeast and Southwest regions, with a significant number of EDR's properties located in these key areas.



(increase in # of students)
< 0.25%
0.25% to 1.25%
1.25% to 2%
> 2%
Owned/JV Properties
Managed Properties

Source: Rosen Consulting LLC (March 2009).

Industry Growth Opportunities

Niche Real Estate Sector Supported by Demographic Trends – Less Influenced by Macro Economic Environment



34,000
29,000
24,000
19,000
14,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2020
2025
2030
2035
2040
2045
2050
= Total enrollment in all degree-granting institutions: Fall 2000 to Fall 2015. SOURCE: U.S. Department of Education, NCES
= Extrapolation of total enrollment in all degree-granting institutions. Based on average % growth from 2000 to 2015.
= College-Age Population (18-24 year olds): 2000 to 2050. SOURCE: U.S. Census Bureau, Population Projections

- EDR has 39 out of 40 total properties serving public university systems
- Highly fragmented sector, ownership by small local property owners / operators
- Positive demographic trends – significant portion of echo boomers to reach college age by 2016
- Increasing enrollment trends – anticipate approx. 1.5% annual increase in enrollment from 2008-2016
- Decreasing state appropriations limit ability for many colleges and universities to update aging housing stock
- Increasing acceptance of public/private partnerships by universities provides greater opportunities for private on-campus housing (Syracuse development)

Source: Rosen Consulting LLC (March 2009), U.S. Census Bureau (2003).

External Growth Opportunities

The ONE Plan


THERE'S ONE
UNIVERSITY HOUSING
PLAN THAT GIVES YOU
EQUITY AND EXPERIENCE.
THE ONE PLAN
ON-CAMPUS EQUITY
EDUCATION REALTY TRUST

<u>The One Plan[SM]:</u> – EDR's On-Campus Equity program

- Exclusively designed for on-campus equity ownership of student apartments
- Leverages the name recognition of A&O and the financial strength of EDR
- Provides EDR with attractive risk / returns due to "best location"
- Provides universities with needed new on-campus housing while preserving capital



University Village Apartments on Colvin, Syracuse University

External Growth Opportunities

Potential for Acquisitions

- Industry has "wall" of debt maturities coming due in 2010-2013
  - Over $1.8 trillion of Commercial real estate debt will mature between 2010 and 2013
  - Traditional commercial real estate lenders such as banks, conduit lenders, finance companies, mortgage REITs and insurance companies have had to dramatically reduce lending capacity or exit the business.
- Industry contacts and network will provide opportunities
- Sources of Acquisitions
  - Overleveraged Acquirers
  - Financial Institutions
  - Institutions divesting from student housing business
    - Operating business; no "brand" support
- Ability to move quickly versus less well capitalized buyers

Internal Growth Opportunities

Improve Performance of Current Portfolio

- New Senior Vice President Christine Richards
  - Strong operating background at EDR and Gables
  - Improve property level websites
  - Maximize e-commerce opportunities
  - Infuse technology into EDR to drive revenue and leverage costs
  - Restructure operations to increase focus on net operating income generation and future leasing

Capital Recycling

- Ranking of assets
  - Distinguish between age, size, location, bed configuration, amenities, price point, competitive landscape

- Divest selected assets that do not meet minimum criteria

- Recycle capital to generate more attractive returns



The Point at Western, Western Michigan University

Solid Capital Structure

EDUCATION REALTY Trust

Future Maturities

Fiscal Yr Ending Ending	Amortization	Maturities	Total	Percentage
	$ 3,875	$ 20,082 (2)	$ 23,957	5.9%
2011	4,126	8,826 (2)	12,952	3.2%
2012	4,026	64,591	68,617	16.9%
2013	4,156	28,872	33,028	8.1%
2014	3,063	97,052	100,115	24.7%
Thereafter	8,209	158,690	166,899	41.2%
Mortgage Debt (1)	27,455	378,113	405,568	100.0%
Revolving Credit Facility	-	-	-	
Gross Debt (1)	$ 27,455	$ 378,113	$ 405,568	
Cash			31,169	
Net Debt			374,399	

(1) Excludes unamortized debt premium of $0.8 million.

(2) Maturities in 2010 and 2011 relate to two construction loans that have extension options which the Company expects to exercise. Based on current forecasts the Company believes the principal balance will be reduced by $6.0 million when extended.

- Debt to Gross Assets 43%
- Net Debt to EBITDA 7.5x
- Debt 100% Fixed or Capped
- Interest Coverage Ratio 2.0x
- Debt financing covered through 2011
- Acquisition capacity >$100 million

Near-Term Outlook and 2010 Forecast

- Early stages of Fall 2010-2011 leasing
  - Challenging occupancy ahead; rates flat
  - Weak pricing power in many markets
  - Pricing power slightly better than prior year
  - Expect positive 2011/2012 leasing

- Property operating expense controlled

- Third party development
  - Credit markets improving
  - Over $8 million earned in both 2008 and 2009
  - Only $1.3 million of fees expected in 2010 based on current construction activity.
  - Awarded contracts with fees of approximately $7 million awaiting financing. Some could start in 2010.
  - Expect to re-fill pipeline of projects now that credit markets are reopening.
  - Recently awarded contract for Graduate Housing at Johns Hopkins

4Q Highlights and Recent Announcements

- Randy Churchey joined as President and Chief Executive Officer
- Howard Silver, former CEO of Equity Inns, a hotel REIT, joined Board of Directors
- Promoted Christine Richards to Senior Vice President of Property Operations
- Reduced total debt by $51 million in the fourth quarter and closed a three year $95 million secured corporate credit facility. No material refinancing needs until 2012.
- Awarded contract to develop and manage Graduate Student Housing for Johns Hopkins.
- Signed two letters of intent to sell two assets at good pricing.
- Currently ahead of prior year in pre-leasing for fall 2010/2011.



The Reserve at Saluki Pointe



Front Entrance



Pool

EDR Offers A Compelling Opportunity

EDUCATION REALTY Trust

- Currently valued at an implied price per bed of approximately $27,000.
  - Replacement cost of $35,000 to $45,000
  - $40,000/unit generates price/share $10.50
- Currently valued at an implied cap rate of 8%
  - 7% Cap rate generates a price/share of $6.70
- Well positioned for a recovery in leasing conditions
  - 26% of inventory in markets expecting > 2% enrollment growth
  - Balance sheet capacity
  - Limited new supply risks
- EDR offers one of the more compelling external growth opportunities, relative to size



Pointe West, University of South Carolina



Players Club, Florida State University

Investment Highlights

- High Quality Owned Portfolio
- Excellent Long Term Relationships Should Lead To Opportunities
- Excellent Demographic Trends
- External Growth Opportunities
  - ONE Plan On Campus Development For Own Account
  - Potential for Acquisitions
- Internal Growth Opportunities
  - Improve Performance of Current Portfolio
  - Reinvigorate Capital Recycling Program
- Solid Capital Structure / Meaningful Capacity For Growth
- Profitable Third-Party Fee Businesses
- EDR's Implied Price Per Unit and Cap Rate Provide an Attractive Opportunity

Forward Looking Statements

This presentation includes certain statements, estimates and projections provided by EDR's management with respect to the anticipated future performance of EDR, including "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements, estimates and projections reflect various assumptions by EDR's management concerning anticipated results and have been included solely for illustrative purposes.

Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result," and similar expressions. No representations are made as to the accuracy of such statements, estimates or projections, which necessarily involve known and unknown risks, uncertainties and other factors that, in some ways, are beyond management's control. Such factors include the risk factors discussed in the Company's registration statement on Form S-3, annual report on Form 10-K for the year ended December 31, 2008, and quarterly report on Form 10-Q for the period ended September 30, 2009, each as filed with the SEC. These risk factors include, but are not limited to risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties. Accordingly, actual results may vary materially from the projected results contained herein and you should not rely on any forward-looking statements made herein or made in connection with this presentation. The Company shall have no obligation or undertaking to update or revise any forward-looking statements to reflect any change in Company expectations or results, or any change in events.